FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

        Date of Report (Date of earliest event reported): March 11, 1998

                                Yes Clothing Co.
             (Exact name of registrant as specified in its charter)

                                   California
                    (State of incorporation or organization)

                                     0-18064
                            (Commission File Number)

                                   93-3768671
                      (I.R.S. Employee Identification No.)

        4695 MacArthur Court, Suite 530, Newport Beach,California 92660
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (714) 833-5382

            1380 West Washington Blvd., Los Angeles, California 90007 (Former name or former address, if changed since last report)

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Item 1.           Changes in Control of Registrant

                  N/A

Item 2.           Acquisition or Disposition of Assets

                  N/A

Item 3.           Bankruptcy or Receivership

                  On March 11, 1998, the Registrant's Petition under Chapter 11 of the U.S. Bankrupcty Code was dismissed by the Bankruptcy Court.

Item 4.           Changes in Registrant's Certifying Accountant

                  N/A

Item 5.           Other Events

                  N/A

Item 6.           Resignations of Registrant's Directors

                  N/A

Item 7.           Financial Statements and Exhibits

                  N/A

Item 8.           Change in Registrant's Fiscal Year

                  N/A

Item 9.           Sale of Equity Securities Pursuant to Regulation S

                  N/A

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                                                     SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be igned on its behalf by the undersigned hereunto duly authorized.

                                        Yes Clothing Co.
                                        (Registrant)



Dated: March 23, 1998                   By:  /s/  Guy Anthome, CEO and Director
                                                  -----------------------------
                                                  Guy Anthome, CEO and Director

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